                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) SEPTEMBER 19, 2001
                                                        ------------------



                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-8788                    SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

1-4698                    NEVADA POWER COMPANY                                       88-0045330
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000


                                      None
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  OTHER EVENTS

         In connection with a private placement of debt securities of Nevada Power Company (the "Company"), the Company is updating its disclosure regarding its deferred energy balances through the end of July 2001. In July, the Company had eligible deferred fuel and purchased power costs, net of wholesale power sales and inclusive of carrying charges, of $216 million. This amount was added to the Company's deferred energy account which totaled $489 million as of July 31, 2001. Typically, the Company experiences its highest demand for electricity during the months of June, July and August, and the highest charges for purchased power and fuel are usually incurred during those months. Actual deferred energy charges, however, depend greatly on a number of unpredictable factors such as weather conditions, conditions in the wholesale electricity markets in the western United States, the effect of price caps imposed by the Federal Energy Regulatory Commission and the extent of the Company's revenues from sales of wholesale electricity, which offset its deferred energy charges.

         Based upon management's continuing monitoring of these factors during the summer of 2001, it is anticipated that the deferred energy charges (net of wholesale electric revenues) for August will be of a similar magnitude to those incurred during July. Management also anticipates that the Company's deferred energy charges should decline from this level during the month of September, should attain a relatively low level during the fourth quarter of 2001 and could reach a total balance of between $800 million and $900 million by the time the Company files its initial application in December 2001 to clear its deferred energy account. Management cautions, however, that this expectation is subject to all of the above uncertainties, which make it impossible at this time to predict with certainty what the Company's deferred energy account balance will be at the time that it files its initial application to clear that account.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not required

         (B)      PRO FORMA FINANCIAL INFORMATION

                  Not required

         (C)      EXHIBITS

                  None

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SIERRA PACIFIC RESOURCES
                                            (Registrant)



Date:  SEPTEMBER 19, 2001                   By: /s/ Richard K. Atkinson
       ------------------                       -------------------------------
                                                Richard K. Atkinson
                                                Treasurer and Investor
                                                Relations Officer



                                            NEVADA POWER COMPANY
                                            (Registrant)



Date:  SEPTEMBER 19, 2001                   By: /s/ Richard K. Atkinson
       ------------------                       -------------------------------
                                                Richard K. Atkinson
                                                Treasurer and Investor
                                                Relations Officer